Strategic Network Alliance Extension Conference Call May 22, 2014 NASDAQ: NTLS Exhibit 99.3

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.
Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, deferred SNA revenue, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, gain/loss on sale of assets, secondary offering costs and net loss from discontinued
operations and costs related to the separation of the wireless and wireline companies.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,”
“may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for competitors to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on
Form 10-K.

Agenda
NASDAQ: NTLS

Jim Hyde, Chief Executive Officer
Steb Chandor, Chief Financial Officer
Bobby McAvoy, Chief Technology Officer
Overview of Amended Strategic Network Alliance (“SNA”)
Discussion of Long Term Strategy
Q&A Session

Amended Agreement – Important Benefits

Leverages Sprint’s spectrum holdings and vendor relationships
Offers nTelos and Sprint customers most robust LTE experience in SNA territory
NASDAQ: NTLS
Contributes significant and recurring wholesale revenues to nTelos
Supports nTelos’s business expansion objectives
Positions nTelos for additional collaboration with Sprint
Provides nTelos with platform for additional wholesale business opportunities
Provides clarity and solidifies Sprint relationship for nine years
Provides nTelos customers nationwide 4G LTE roaming

Sprint Strategic Network Alliance (“SNA”) – Key Terms

NASDAQ: NTLS
Terms Current SNA Amended SNA
Expiration July 31, 2015 December 31, 2022
Coverage Area
2.1 mm covered POPs in West Virginia and
western Virginia
853 cell sites
36,800 square miles
2.1 mm covered POPs in West Virginia and
western Virginia
853 cell sites
36,800 square miles
Network 2G/3G 2G/3G/4G LTE / future feature upgrades
Spectrum 1.9 PCS (nTelos) 800/1.9/2.5 (nTelos & Sprint)
Anticipated 4G LTE
Buildout Timeline
N/A Expect to be completed no later than May 2017
Nationwide Roaming 2G/3G 2G/3G/4G LTE
Exclusivity
Exclusive wholesale provider in SNA territory
Can sign wholesale agreements with other carriers
Equipment Vendor
Relationships
None
Leverage Sprint’s device and equipment
relationships
Incremental
Investment
Agreed to build 3G EVDO network Agreed to build 4G LTE network
Can sign wholesale agreements with other carriers
Exclusive wholesale provider in SNA territory

Network Architecture

NASDAQ: NTLS
Illustrative Base Stations
Illustrative Multi-Mode Base Stations
SNA network will closely align with Sprint’s network modernization architecture program and use equipment from shared vendors
Sprint and nTelos customers in SNA territory will have access to spectrum in three band classes (800 MHz, 1.9 GHz and 2.5 GHz)
Network enhancements will build off current infrastructure to make most efficient use of capital
Images Courtesy of Sprint

NASDAQ: NTLS
($ in millions) 2014 (Old) 2014 (New) 2015E
SNA Adjusted Revenue
(1)
~ $160 $150-$154 5% - 10%
Adjusted EBITDA
(1)
$140-$150 $128-$135 Flat
Total CapEx $85-$95 $110-$120 $110-$125
Incremental SNA LTE CapEx
(2)
N/A $25 $50-$60
1 SNA Adjusted Revenue and Adjusted EBITDA are adjusted for the impact of recognizing a portion of the billed SNA contract revenues on a straight line basis. The deferred SNA contract revenue for 2014 and 2015 is expected to be $8.0 million and $11.0 million, respectively.
2 Remaining $75.0 million to $90.0 million of Incremental SNA LTE CapEx spend in 2016-2017.
3 Gross Debt Leverage defined as FY 2014 Gross Debt divided by the midpoint of 2014 Adjusted EBITDA guidance.
Note:  2014 (Old) Adjusted EBITDA and Total CapEx ranges as of May 7, 2014.
Cash Balance (3/31/14) $121
Selected Financial Data
Gross Debt Leverage
(3)
3.6x 4.0x

Return of Capital Policy
NASDAQ: NTLS

Current Quarterly Dividend $0.42 / share
Shares outstanding April 30, 2014 21.5 million
Dividends paid or to be paid in 2014 $27.3 million*
Existing dividend policy is a carryover of pre-separation policy
Dividend elimination will provide approximately $36mm annually of additional growth capital
January 2014 - $9.1 million
April 2014 - $9.1 million
July 2014 - $9.1 million to be paid

Agreement is Win-Win

NASDAQ: NTLS
“Extending our agreement with nTelos illustrates Sprint’s long-term commitment to enhancing competition by partnering with rural wireless carriers to provide faster networks, better coverage and more choice to Americans in underserved
areas,”
said Michael C. Schwartz, Sprint
Senior Vice President of Corporate and Business Development.
“The
continuation of our long-standing relationship with nTelos allows Sprint to maximize our spectrum assets, reduce capital expenditures and provide our customers in western Virginia and West Virginia with expanded 4G LTE services.”

NTELOS Strategy – Catalyst for Growth 10 NASDAQ: NTLS Long term value creation and cash flow generation Improved strategic optionality for all stakeholders

NTELOS Strategy – Catalyst for Growth (continued)

NASDAQ: NTLS
Long term value creation and cash flow generation
Expand wholesale relationships
Sprint extension and expansion
Further collaboration with Sprint
DISH
Other opportunities
Improve retail margins to create value
Market and revenue share growth
Greater efficiencies
Focus on customer experience
Network
Devices
Differentiated value proposition

Subscribers – Return to Growth

NASDAQ: NTLS
Retail base grows 13% since trough in 4Q11
Addition of iconic device
Platform for retail growth
414,500
439,600
464,600 468,000
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
YE 2011 YE 2012 YE 2013 March 31, 2014
Wholesale uncertainty

Benefits to nTelos Retail Platform

NASDAQ: NTLS
Faster, more reliable network experience
Improved in-building penetration
Attract high-value customers
Increase customer satisfaction
Reduce churn
Increase long-term customer value
Access to nationwide LTE service
Access to latest multi-band devices

NTELOS Strategy – Catalyst for Growth (continued)

NASDAQ: NTLS
Improved strategic optionality for all stakeholders
Partnerships
Investments – Strategic Assets
Executing on our wholesale / retail strategy

Appendix

nTelos wireless

STRATEGIC NETWORK ASSETS

- Ntelos Licensed Service Area
- Ntelos Covered Network
- Sprint Wholesale Markets

nTelos Footprint NASDAQ: NTLS 16

Sprint Strategic Network Alliance Evolution

NASDAQ: NTLS
1999
8/1999: Agreement
with Horizon PCS
(Sprint affiliate)
10/2010: Sprint
announces Network
Vision
2010
8/2004: Horizon
bankruptcy; Sprint
agreement signed
8/2007: Amends
agreement with Sprint
10/2006: Sprint
launches EV-DO Rev
A in San Diego
2006
2008
3/2008: Launch of
EV-DO
11/2008: Completes
EV-DO build
2013
9/2013: Settles
disputes with Sprint
and amends
agreement
2007
2004
2014
5/2014: Amends
agreement with
Sprint

NASDAQ: NTLS May 22, 2014 Strategic Network Alliance Extension Conference Call